UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2024

EYENOVIA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38365	47-1178401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 Madison Avenue, Suite 2400, New York, NY 10017

(Address of Principal Executive Offices, and Zip Code)

(833) 393-6684

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common stock, $0.0001 par value	EYEN	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Registered Direct Offering

On November 24, 2024, Eyenovia, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor, pursuant to which the Company agreed to sell, in a registered direct offering by the Company (the “Offering”), 9,000,000 shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”), pre-funded warrants to purchase up to 3,081,785 shares of Common Stock (the “Pre-Funded Warrants”) and warrants to purchase up to 24,163,570 shares of Common Stock (the “Warrants”). The combined offering price for each Share and accompanying Warrants is $0.1076. The combined offering price for each Pre-Funded Warrant and accompanying Warrants is $0.1075, which is equal to the purchase price per Share in the Offering, minus $0.0001.

The Warrants will be exercisable beginning six months following the date of issuance and may be exercised until May 26, 2030 at an exercise price of $0.1076 per share. The exercise price and number of shares of Common Stock issuable upon exercise of the Warrants will be subject to adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our Common Stock. The Warrants will be issued in certificated form only. A holder may not exercise any portion of such holder’s Warrants to the extent that the holder would own more than 4.99% of our outstanding Common Stock immediately after exercise (unless the holder otherwise elects a limitation of 9.99%).

The Pre-Funded Warrants will be immediately exercisable at an exercise price of $0.0001 per share and will be exercisable until the Pre-Funded Warrants are exercised in full. The exercise price and number of shares of Common Stock issuable upon exercise of the Pre-Funded Warrants will be subject to adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our Common Stock. The Pre-Funded Warrants will be issued in certificated form only. A holder may not exercise any portion of such holder’s Pre-Funded Warrants to the extent that the holder would own more than 4.99% of our outstanding Common Stock immediately after exercise (unless the holder otherwise elects a limitation of 9.99%).

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing and indemnification obligations of the Company and the purchaser. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of a specific date, were solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties.

The aggregate gross proceeds to the Company from the Offering are expected to be approximately $1.3 million. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes, which may include the partial repayment of amounts outstanding under the Loan and Security Agreement with Avenue Capital Management II, L.P. and related entities, and, to the extent possible, advancement of our next generation Optejet device, commercialization activities for Mydcombi and clobetasol propionate, and the exploration and pursuit of strategic alternatives.

The Offering is being made pursuant to an effective registration statement on Form S-3 (Registration Statement No. 333-282458), as previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”), and a related prospectus. The Offering is expected to close on or about November 26, 2024, subject to the satisfaction of customary closing conditions.

The Company has engaged Chardan Capital Markets, LLC as placement agent for the Offering. The Company has agreed to pay customary placement fees and reimburse certain expenses of the placement agent.

The foregoing summaries of the Purchase Agreement, the Warrants and the Pre-Funded Warrants do not purport to be complete and are qualified in their entirety by reference to the form of Purchase Agreement, form of Warrant and form of Pre-Funded Warrant, which are filed as Exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

The legal opinion of Covington & Burling LLP relating to the Shares, the Warrants and the Pre-Funded Warrants being offered is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

Except for historical information, all the statements, expectations and assumptions contained in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements relating to the Company’s future activities or other future events or conditions, including statements regarding the completion of the Offering, the intended use of net proceeds from the Offering, and the Company’s regulatory and strategic activities. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and in some cases are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in documents which the Company files with the SEC.

Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, the Company does not undertake any obligation to update any forward-looking statements.

Item 7.01. Regulation FD Disclosure.

On November 25, 2024, the Company issued a press release announcing the Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Warrant.

4.2	Form of Pre-Funded Warrant.

5.1	Opinion of Covington & Burling LLP.

10.1	Form of Securities Purchase Agreement, dated November 24, 2024.

23.1	Consent of Covington & Burling LLP (included in Exhibit 5.1).

99.1	Press Release, dated November 25, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYENOVIA, INC.

Date: November 26, 2024	/s/ Michael Rowe
Michael Rowe
Chief Executive Officer